Exhibit 10.15

STOCK OPTION and PURCHASE PLAN

OF
STANDARD AERO ACQUISITION HOLDINGS, INC.

     Standard Aero Acquisition Holdings, Inc. (the “Company”), a Delaware corporation, hereby adopts this Stock Option and Purchase Plan of Standard Aero Acquisition Holdings, Inc (the “Plan”). The purposes of this Plan are as follows:

(1) To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to employees, consultants and directors of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company’s (or one of its Subsidiaries’) business affairs, by assisting them to become owners of Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

(2) To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial employees, consultants and directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Common Stock under Options, including, in the case of employees, Options that are intended to qualify as “incentive stock options” under Section 422 of the Code (as defined herein).

ARTICLE I.

DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

     Section 1.1 Affiliate

     “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act. For the purpose of this Plan, Affiliates of Carlyle Partners III, L.P., a Delaware limited partnership (“CP III”) shall include all Persons directly or indirectly controlled by TC Group, LLC, a Delaware limited liability.

     Section 1.2 Board

     “Board” shall mean the Board of Directors of the Company.

     Section 1.3 CEO

     “CEO” shall mean Chief Executive Officer of the Company.

     Section 1.4 Code

     “Code” shall mean the Internal Revenue Code of 1986, as amended.

     Section 1.5 Committee

     “Committee” shall mean the Committee appointed as provided in Section 6.1.

     Section 1.6 Common Stock

     “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company or any of its Subsidiaries.

     Section 1.7 Company

     “Company” shall mean Standard Aero Acquisition Holdings, Inc. In addition, “Company” shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

     Section 1.8 Consultant

     “Consultant” shall mean any Person who is a consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services and (iv) the consultant or adviser is not established, resident or domiciled in The Netherlands or Canada.

     Section 1.9 Corporate Event

     “Corporate Event” shall mean, as determined by the Committee (or by the Board, in the case of Options granted to Independent Directors) in its sole discretion, any transaction or event described in Section 7.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or changes in applicable laws, regulations, or accounting principles.

     Section 1.10 CP III

     “CP III” means Carlyle Partners III, L.P., a Delaware limited partnership.

     Section 1.11 Director

     “Director” shall mean a member of the Board.

     Section 1.12 Eligible Representative

     “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered under the deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

     Section 1.13 Employee

     “Employee” shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     Section 1.14 Exchange Act

     “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

     Section 1.15 Fair Market Value

     “Fair Market Value” shall have the meaning set forth of Section 4.3(b).

     Section 1.16 Incentive Stock Option

     “Incentive Stock Option” shall mean an Option which qualifies under Section 422 of the Code and is designated as an Incentive Stock Option by the Committee.

     Section 1.17 Independent Director

     “Independent Director” shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

     Section 1.18 Liquidity Event

     “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions, of the equity securities of the Company or its successor held, directly or indirectly, by all of the Principal Stockholders in exchange for currency, such that immediately following such transaction (or series of related transactions), the total number of all equity securities held, directly or indirectly, by all of the Principal Stockholders is, in the aggregate, less than 20% of the total number of equity securities (as adjusted for the occurrence of a “Corporate Event” as defined in the Plan) held, directly or indirectly, by all of the Principal Stockholders as of August 24, 2004; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Exchange Act) other than to any Principal Stockholder(s) or an Affiliate of any Principal Stockholder(s).

     Section 1.19 Management Stockholder

     “Management Stockholder” shall mean an Employee, Consultant or Independent Director who is granted or purchases Common Stock under the Plan.

     Section 1.20 Non-Qualified Stock Option

     “Non-Qualified Stock Option” shall mean an Option which is not an “incentive stock option” under Section 422 of the Code and shall include an Option which is designated as a Non-Qualified Stock Option by the Committee.

     Section 1.21 Officer

     “Officer” shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

     Section 1.22 Option

     “Option” shall mean an option granted under the Plan to purchase Common Stock. “Options” includes both Incentive Stock Options and Non-Qualified Stock Options.

     Section 1.23 Option Price

     “Option Price” shall have the meaning set forth in Section 4.3(a).

     Section 1.24 Participant

     “Participant” shall mean any Optionee and/or Management Stockholder.

     Section 1.25 Optionee

     “Optionee” shall mean an Employee, Consultant or Independent Director to whom an Option is granted under the Plan.

     Section 1.26 Person

     “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     Section 1.27 Plan

     “Plan” shall mean this Stock Option and Purchase Plan of Standard Aero Acquisition Holdings, Inc.

     Section 1.28 Principal Stockholder(s)

     “Principal Stockholder(s)” shall mean (i) CP III and (ii) any of its Affiliates to which (a) CP III or any other Person transfers Common Stock or (b) the Company issues Common Stock.

     Section 1.29 Secretary

     “Secretary” shall mean the Secretary of the Company.

     Section 1.30 Securities Act

     “Securities Act” shall mean the United States Securities Act of 1933, as amended.

     Section 1.31 Stockholders Agreement

     “Stockholders Agreement” shall mean that certain agreement by and between each Management Stockholder, Optionee, the Principal Stockholder, the Company and other parties thereto, which contains certain restrictions and limitations applicable to the shares of Common Stock acquired upon Option exercise or otherwise held by a Management Stockholder or an Optionee, as applicable. The Board, in its discretion, shall determine the terms of the Stockholders Agreement and may amend the terms thereof from time to time. If the Optionee is not a party to a Stockholders Agreement at the time of exercise of the Option (or any portion thereof), the exercise of the Option shall be subject to the condition that the Optionee enter a Stockholders Agreement with the Company.

     Section 1.32 Stock Option Agreement

     “Stock Option Agreement” shall have the meaning set forth in Section 4.1.

     Section 1.33 Subsidiary

     “Subsidiary” of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 1.34 Termination of Consultancy

     “Termination of Consultancy” shall mean the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is simultaneous commencement of employment with the Company or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason, with or without cause, except to the extent expressly provided otherwise in writing.

     Section 1.35 Termination of Directorship

     “Termination of Directorship” shall mean the time when a Participant who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

     Section 1.36 Termination of Employment

     “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company (or one of its Subsidiaries) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (a) a termination where there is a simultaneous reemployment by the Company (or one of its Subsidiaries), (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under Section 442(a)(2) of the Code. In addition, where a Participant’s employment with the Company or its Subsidiaries has been terminated without Cause, the date of a Participant’s Termination of Employment shall be the last day of a Participant’s actual and active employment, whether such day is selected by agreement with the Optionee or unilaterally by the Company or its Subsidiary and whether with or without advance notice. For the avoidance of doubt, no period of notice that is given or that ought to have been given under applicable law in respect of such Termination of Employment will be utilized in determining entitlement under the Plan, Stockholder Agreement or any Stock Option Agreement. Any action by the Company or its Subsidiary taken in accordance with the terms of the Plan, Stockholder Agreement and any Stock Option Agreement as set out aforesaid shall be deemed to fully and completely satisfy any liability or obligation of the Company or its Subsidiary to the Participant in respect of the Plan or the Stock Option Agreement arising from or in connection with such Termination of Employment, including in respect of any period of notice given or that ought to have been given under applicable law in respect of such Termination of Employment.

ARTICLE II.

SHARES SUBJECT TO PLAN

     Section 2.1 Shares Subject to Plan

     Subject to Section 7.1, the aggregate number of such shares which may be issued under this Plan (whether directly or pursuant to the grant of Options) is 425,000.

     Section 2.2 Unexercised Options

     If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares of stock subject to such Option (or portion thereof) but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares of stock subject to Options which are adjusted pursuant to Section 7.1 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF OPTIONS AND SALE OF STOCK

     Section 3.1 Eligibility

     Any Employee, any Independent Director and any Consultant shall be eligible to be granted Options, except as provided in Section 3.2. Any Employee and any Consultant shall be eligible to be granted the opportunity to purchase shares of Common Stock as provided in Section 3.5.

     Section 3.2 Qualification of Incentive Stock Options

     No Incentive Stock Option shall be granted to any person who is not an Employee. No Employee may be granted an Incentive Stock Option under the Plan if such Employee, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or “parent corporation” (within the meaning of Section 424 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     Section 3.3 Granting of Options to Employees or Consultants

(a) The Committee shall from time to time:

(i) Select from among the Employees or Consultants (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of shares to be subject to such Options granted to such Employees or Consultants, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an Employee or Consultant to be granted an Option pursuant to Section 3.3(a), the Committee shall instruct the Secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate including, without limitation, obtaining a representation from any Participant who is resident or domiciled in Canada that the Participant’s participation in the Plan is voluntary. Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Notwithstanding any of the foregoing, no Options shall be granted to any Employee who is established, domiciled or resident in Canada or The Netherlands unless (i) at least a majority of the equity ownership and the voting rights of the Subsidiary that employs the Employee is, at such relevant time(s), held, directly or indirectly, by the Company.

     Section 3.4 Granting of Options to Independent Directors

(a) The Board shall from time to time:

(i) Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of shares to be subject to such Options granted to such selected Independent Directors; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Stock Options.

(b) Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the Secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

(c) Notwithstanding any of the foregoing, no Options shall be granted to any Independent Director who is (i) established, domiciled or resident in The Netherlands unless at least a majority of the equity ownership and the voting rights of the Subsidiary of which the Independent Director is an Independent Director is, at such relevant time(s), held, directly or indirectly, by the Company or (ii) established, domiciled or resident in Canada.

     Section 3.5 Sale of Common Stock to Employees or Consultants

     The Committee, acting in its sole discretion, may from time to time designate one or more Employees or Consultants to whom an offer to sell shares of Common Stock shall be made and the terms and conditions thereof, provided, however, that the price per share of Common Stock shall not be less than the fair market value (as determined in accordance with Section 4.3(b) hereof) thereof on the date any such offer is accepted. Each share of Common Stock sold to an Employee or Consultant under this Section 3.5 shall be evidenced by a written stock subscription in a form approved by an authorized Officer of the Company, which shall contain terms consistent with the terms hereof. Any Common Stock sold under this Section 3.5 shall be subject to the same limitations, restrictions and administration hereunder as would apply to any Common Stock issued pursuant to the exercise of an Option under this Plan including, but not limited to, conditions and restrictions set forth in Section 5.4 hereunder. Shares acquired pursuant to this Section 3.5 shall also be subject to the terms and conditions of a Stockholders Agreement.

ARTICLE IV.

TERMS OF OPTIONS

     Section 4.1 Stock Option Agreement

(a) Each Option shall be evidenced by a written Stock Option Agreement (a “Stock Option Agreement”), which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” under Section 422 of the Code.

(b) The Committee (or the Board, in the case of Options granted to Independent Directors) at any time, and from time to time, may amend the terms of any one or more existing Stock Option Agreements, provided, however, that the rights of an Optionee under a Stock Option Agreement shall not be adversely impaired without the Optionee’s written consent. The Company shall provide an Optionee with notice of any amendment made to such Optionee’s existing Stock Option Agreement.

     Section 4.2 Exercisability of Options

(a) Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee (or the Board, in the case of Options granted to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b) Except as otherwise provided in the applicable Stock Option Agreement, no portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable.

(c) To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Stock Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For purposes of these rules, the fair market value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

     Section 4.3 Option Price

(a) The per share purchase price of the shares subject to each Option (the “Option Price”) shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that in the case of an Incentive Stock Option, or of any Option granted to any Participant who is domiciled or resident in Canada, the Option Price shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; and that in the case of an Incentive Stock Option being granted to an individual then owning

(within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the Option Price shall not be less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted.

(b) For purposes of the Plan, the Fair Market Value of a share of Common Stock as of a given date shall be:

(i) if the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act), each share of Common Stock shall be valued at the average closing price of a share of such class of Common Stock on the principal exchange on which such shares are then trading, on the twenty trading days immediately preceding such date;

(ii) if the Common Stock is not traded on a National Securities Exchange but is quoted on NASDAQ or a successor quotation system and the Common Stock is listed as a National Market Issue under the NASD National Market System, each share of Common Stock shall be valued at the average of the last sales price on each of the twenty trading days immediately preceding such date as reported by NASDAQ or such successor quotation system; or

(iii) if the Common Stock is not publicly traded on a National Securities Exchange and is not quoted on NASDAQ or a successor quotation system, the Fair Market Value of the Common Stock shall be determined in good faith by the Committee.

     Notwithstanding the foregoing, if the Common Stock that is being valued is held by a Participant who is domiciled or resident in Canada, the Committee may, in its discretion, determine the Fair Market Value in accordance with the administrative policy of Revenue Canada regarding such a determination.

     Section 4.4 Expiration of Options

     No Option may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of ten years from the date the Option was granted; or

(b) With respect to an Incentive Stock Option granted to an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, the expiration of five years from the date the Incentive Stock Option was granted .

(c) Except as limited by the requirements of Section 422 of the Code, the Committee (or the Board, in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy or Termination of

Directorship, or amend any other term or condition of such Option relating to such termination.

ARTICLE V.

EXERCISE OF OPTIONS

     Section 5.1 Person Eligible to Exercise

     During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof granted to him or her; provided, however, that the Optionee’s Eligible Representative may exercise his or her Option during the period of the Optionee’s disability (as defined in Section 22(e)(3) of the Code) notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

     Section 5.2 Partial Exercise

     At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of shares.

     Section 5.3 Manner of Exercise

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a) Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

(b) A copy of the Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

(c) Full payment (in cash or by personal, certified, or bank cashier check) for the shares with respect to which such Option or portion is thereby exercised; or,

(i) with the consent of the Committee (or the Board, in the case of Options to Independent Directors), (A) except for Participants who are resident or domiciled in Canada, shares of Common Stock owned by the Optionee for at least a six month period duly endorsed for transfer to the Company; or (B) except with respect to Incentive Stock Options, shares of the Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option Price of the shares with respect to which such Option or portion is thereby exercised; or

(ii) With the consent of the Committee (or the Board, in the case of Options granted to Independent Directors), any combination of the consideration listed in this subsection (c);

(d) The payment to the Company (in cash or by personal, certified or bank cashier or by any other means of payment approved by the Committee) of all minimum amounts necessary to satisfy any and all tax, social security premiums, and other national insurance withholding requirements arising in connection with the exercise of the Option;

(e) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state, local, national, provincial or applicable securities laws or regulations. The Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(f) In the event that the Option or portion thereof shall be exercised as permitted under Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

     Section 5.4 Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. A certificate of shares will be delivered to the Optionee at the Company’s principal place of business within thirty days of receipt by the Company of the written notice and payment, unless an earlier date is agreed upon. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any provincial, national, state, local or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any provincial, state, local, national or federal governmental agency which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable; and

(d) The payment to the Company (or its Subsidiary, as applicable) of all amounts which it is required to withhold under applicable law in connection with the exercise of the Option.

     Section 5.5 Rights as Stockholders

     The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed a Stockholders Agreement and certificates representing such shares have been issued by the Company to such holder.

     Section 5.6 Transfer Restrictions

     Shares acquired upon exercise of an Option shall be subject to the terms and conditions of a Stockholders Agreement. In addition, the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

ARTICLE VI.

ADMINISTRATION

     Section 6.1 Committee

     The Committee shall be the Compensation Committee of the Board. Any action required or permitted to be taken by the Committee hereunder or under a Stockholders Agreement or any Stock Option Agreement may be taken by the Board.

     Section 6.2 Delegation by Committee

     Except as otherwise determined by the Committee, all rights, powers and duties of the Committee under the Plan (except those granted pursuant to Sections 3.3, 4.3, 5.3(c), 5.3(e), 5.6, 6.4 and Article VII) may be exercised by the CEO, subject to the approval of the Committee.

     Section 6.3 Duties and Powers of CEO and the Committee

     It shall be the duty of the CEO, subject to the approval of the Committee, to conduct the general administration of the Plan in accordance with its provisions. The approval of the Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to “incentive stock options” within the meaning of Section 422 of the Code. All determinations and decisions made by the CEO and approved by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

     Section 6.4 Compensation, Professional Assistance, Good Faith Actions

     The members of the Committee shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company. The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the CEO, the Committee and the Board, in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or the CEO shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII.

OTHER PROVISIONS

     Section 7.1 Changes in Common Stock; Disposition of Assets and Corporate Events.

(a) Subject to Section 7.1(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the capital stock or assets of the Company (including, but not limited to, a Liquidity Event), exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, the acquisition or disposition of any material assets or business or other similar corporate transaction or event, in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) may, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options or the opportunity to purchase such shares may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options;

(iii) The Option Price with respect to any Option may be reduced; provided, however, that in no event may the Option Price of any Option held by a Participant who is domiciled or resident in Canada solely due to the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company without the consent of such Participant; and

(iv) The financial or other “performance targets” specified in each Stock Option Agreement for determining the exercisability of Options.

(b) Subject to Section 7.1(d) and the terms of outstanding Options, upon the occurrence of a Corporate Event, the Committee (or the Board, in the case of options granted to Independent Directors), in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or to give effect to such changes in laws, regulations or principles:

(i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event and either automatically or upon the Optionee’s request, for either the purchase of any such Option for an amount of cash, securities, or other property equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event, or the replacement of such vested (and other) portion of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

(ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that the Option (or any portion thereof) will terminate upon the occurrence of such event and cannot be exercised after such event;

(iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in (A) Section 4.2; or (B) the provisions of the applicable Stock Option Agreement;

(iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event, such Option (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

(c) Subject to Section 7.1(d), the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Stock Option Agreement or Stockholders Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.

(d) With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b) of the Code or any successor provisions thereto, unless the Committee determines that the Plan and/or the Options are not to comply with Section 422(b) of the Code. The number of shares of Common Stock subject to any Option shall always be rounded up to the next higher whole number.

     Section 7.2 Options Not Transferable

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

     Section 7.3 Amendment, Suspension or Termination of the Plan

     (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without stockholder approval within 12 months before or after such action no action of the Board or the Committee may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, reduce the minimum Option Price requirements of Section 4.3(a), or extend the limit imposed in Section 7.3(b) on the period during which Options may be granted.

     (b) Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

     Section 7.4 Effect of Plan Upon Other Option and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Independent Directors, Consultants or Employees or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     Section 7.5 Not a Contract of Employment; Not Compensation

     Nothing in the Plan, Stockholders Agreement or any Stock Option Agreement hereunder shall confer upon the Optionee any right to continue in the employ of or as Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Optionee and the Company or a Subsidiary. Any grant of any Option or opportunity to purchase Common Stock made under the Plan constitutes a voluntary, discretionary remuneration being made on a one-time basis and does not constitute a commitment by the Company to make any future grants. No grant under this Plan will be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by applicable law.

     Section 7.6 Stockholder Approval

     This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

     Section 7.7 Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     Section 7.8 Withholding Requirements

     The Company or its applicable Subsidiaries shall, upon the relevant date any Option becomes subject to tax, social security premiums, and/or other national insurance withholdings under the laws of the jurisdiction of the Company or the Subsidiary, as applicable, at which the Optionee is employed, which may upon the grant, vesting, assignment, and/or exercise of any portion of the Option, as applicable.

     Section 7.9 Conformity to Securities Laws

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act and any and other national, federal, state, local or provincial securities laws, and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Optionee is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Section 7.10 Governing Law

     To the extent not preempted by federal, national, provincial or state law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

     Section 7.11 Severability

     In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

     I hereby certify that the foregoing Plan was duly adopted by the Board on December 17, 2004

     Executed on this ___day of December, 2004

/s/ David Shaw

Name:	David Shaw
Title:	President and Chief Executive Officer